UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2019

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2019, Mr. Marcel Herrmann Telles informed Kraft Heinz that he will not stand for re-election as a director at our 2019 Annual Meeting of Stockholders due to time constraints from other commitments. His term of office as a director will expire at our 2019 Annual Meeting of Stockholders. Mr. Telles's decision not to stand for re-election is not the result of any disagreement with management or the Board of Directors (the "Board") of Kraft Heinz related to our operations, policies, or practices.

Kraft Heinz also announced today that the Board intends to keep the same number of directors and to nominate Daniel S. Schwartz to stand for election at the 2019 Annual Meeting of Stockholders. Mr. Schwartz was appointed Executive Chairman of Restaurant Brands International Inc. (“RBI”) on January 23, 2019. Prior to that, Mr. Schwartz served as the Chief Executive Officer of RBI from December 2014 through January 23, 2019. From June 2013 until December 2014, Mr. Schwartz served as the Chief Executive Officer, from April 2013 until June 2013, he served as the Chief Operating Officer, and from January 2011 until April 2013, he served as the Chief Financial Officer of Burger King Worldwide, Inc. and its predecessor. Mr. Schwartz joined Burger King Holdings, Inc. in October 2010 as Executive Vice President, Deputy Chief Financial Officer. Since January 2008, Mr. Schwartz has been a partner with 3G Capital Partners Ltd. ("3G Capital"), where he was responsible for managing 3G Capital’s private equity business until October 2010. From 2012 to February 2015, Mr. Schwartz served as a director of Carrols Restaurant Group, Inc., RBI’s largest Burger King franchisee in the United States. Mr. Schwartz also currently serves as the Co-Chairman of the Board of Directors of RBI.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: February 8, 2019	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Head of CSR and Corporate Affairs; Corporate Secretary

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